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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act of 1934.

Date of Report (Date of earliest event reported):  May 19,
2004
                        --------------

                      Alfa International Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)




   New Jersey               0-17264           22-2216835
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of           File Number)       Identification
incorporation)                                  Number)



350 Fifth Avenue, Suite 1103, New York, N.Y. 10118
-------------------------------------------------------
    (Address of principal executive offices)  Zip Code)




Registrant's telephone number, including area code
                 (212)563-4141
                 --------------


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
----------------------

     On January 30, 2004, our independent accountants, Wiss
& Company, LLP ("Wiss"), located at 354 Eisenhower Parkway,
Livingston, N.J. 07039, notified the Registrant that, as an accounting firm, it would no longer be auditing the financial statements of publicly-held companies. Wiss stated its willingness to review the Registrant's quarterly financial statements to be incorporated in its Form 10-QSB filings for the interim reporting periods during the Registrant's current fiscal year, only until such time that the Registrant had engaged a new independent accounting firm to audit its annual financial statements.

     During the two most recent fiscal years ended December
31, 2002 and December 31, 2003, respectively, Wiss's accountant's report, as included in the Registrant's Form
10-KSB filing for each of those respective periods, contained a qualified opinion as to the risk and uncertainty of the Registrant's ability to continue as a going concern.

      During the two most recent fiscal years ended
December 31, 2002 and December 31, 2003, respectively, and subsequent to December 31, 2003, there have been no accounting disagreements between the Registrant and Wiss regarding any matter of accounting principles or practices, financial disclosure or auditing scope or procedure. The
Registrant would further state that it has not had any accounting disagreements with Wiss regarding any matter of accounting principles or practices, financial disclosure or auditing scope or procedure during the entire term of its professional relationship with that accounting firm.

     The Registrant's decision to engage its new independent accounting firm has been approved by the Registrant's Board of Directors.

     Effective May 17, 2004, the Registrant has engaged
Michael T. Studer, C.P.A., P.C. ("Studer"), located at 45
Church Street, Freeport, N.Y. 11520 as its principal


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independent accountant to audit its financial statements.
Prior to engaging Studer, the Registrant has not consulted
Studer regarding the application of any accounting principles to a completed or proposed transaction, nor has the Registrant discussed with Studer the type of audit opinion that might be rendered by Studer on the Registrant's financial statements.

Item 7.  Exhibits

     (c) A copy of a letter dated May 18, 2004 from Wiss &
Company, LLP to the Securities and Exchange Commission is attached hereto as Exhibit A.

                           SIGNATURES
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 19, 2004

                              ALFA International Corp.
                              ------------------------
                                   (Registrant)





                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer





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May 18, 2004
By Fax and Mail

Office of the Chief Accountant
SECPS Letter Files
Securities and Exchange Commission
450 Fifth Street, N.W. - Mail Stop 4-10
Washington, DC 20549

Gentlemen:
We have read Item 4 of Form 8-K, dated May 19, 2004 of Alfa
International Corp. We are in agreement with the statements contained therein as they relate to us. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

WISS & COMPANY, LLP

WISS & COMPANY, LLP 354 Eisenhower Parkway  Livingston, NJ
07039  Phone (973) 994-9400  Fax (973) 992-6760
www.wiss.com2-6760  www.wiss.com